Exhibit 10.1

BRIAN ROBERTS
936 West 14th Avenue
Vancouver, British Columbia
Canada V5Z 1R4

August 21, 2008

Cormac Mining Inc.
936 West 14th Avenue
Vancouver, British Columbia
Canada V5Z 1R4

Ladies and Gentlemen:

RE:	Trust Agreement

     Brian Roberts holds in trust for Cormac Mining Inc., a 100% undivided interest in the following claim:

		Number of	Date of
Tenure No.	Document Description	Cells	Expiration
523368	Sack	12	December 2, 2008

     Brian Roberts will deliver full title on demand to Cormac Mining Inc. for as long as the claims are in good standing with the Province of British Columbia.

Yours truly,

BRIAN ROBERTS
Brian Roberts